U.S. Bancorp 4Q21 Earnings Conference Call January 19, 2022 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; civil unrest; changes in customer behavior and preferences; breaches in data security, including as a result of work-from-home arrangements; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. In addition, U.S. Bancorp's proposed acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed acquisition may not be realized or may take longer than anticipated to be realized; the risk that U.S. Bancorp's business could be disrupted as a result of the announcement and pendency of the proposed acquisition and diversion of management's attention from ongoing business operations and opportunities; the possibility that the proposed acquisition, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated; delays in closing the proposed acquisition; and the failure of required governmental approvals to be obtained or any other closing conditions in the definitive purchase agreement to be satisfied. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2020, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

4Q21 Highlights * Taxable-equivalent basis; see slide 24 for calculation ** Common equity tier 1 capital to risk-weighted assets, reflecting the full implementation of the current expected credit losses methodology was 9.6% as of 12/31/21. *** Earnings returned (millions) = total common dividends paid and aggregate value of common shares repurchased

Performance Ratios Efficiency Ratio* & Net Interest Margin** Return on Average Common Equity Return on Tangible Common Equity* Return on Average Assets * Non-GAAP; see slides 24 and 25 for calculations ** Net interest margin on a taxable-equivalent basis

Digital Engagement Trends Three months ended * Represents core Consumer Banking customers active in at least one channel in the previous 90 days ** Interactive Voice Response Total Digital includes both online and mobile platforms 11/30/21

With 1.1 million business banking relationships**, there is a significant opportunity for us to deepen current relationships and acquire new customers Banking and Payments* Relationships Business Banking only Business Banking & Payments Payments only Business Banking & Payments * Payments includes Merchant Acquiring and card relationships within Retail Payment Solutions ** As defined by businesses with under $25M in revenue Business Banking and Payments Trends

Average Loans +2.0% linked quarter +0.1% year-over-year On a linked quarter basis, average total loans were higher primarily due to higher total commercial loans, higher credit card balances, higher residential mortgages, and higher other retail loans. On a year-over-year basis, average total loans were higher primarily due to strong growth in credit card balances and in other retail loans. The increase in other retail loans was driven by strong auto and recreational vehicle lending, offset by decreases in home equity and second mortgages. The increase in other retail loans was further offset by lower total commercial loans and lower total commercial real estate loans. $ in billions

Average Deposits +4.3% linked quarter +6.5% year-over-year Interest-bearing Deposits Average noninterest-bearing (NIB) deposits increased on both a linked quarter and year-over-year basis. On a linked quarter basis, the increase was driven by Wealth Management and Investment Services and Corporate and Commercial Banking, while the year-over-year increase was primarily driven by Corporate and Commercial Banking and Wealth Management and Investment Services, partially offset by a decrease in Payments Services. Average time deposits, which are managed based on funding needs, relative pricing and liquidity characteristics, were lower on both a linked quarter and year-over-year basis. $ in billions

Credit Quality NCO Ratio -3 bps QoQ -41 bps YoY NPAs -7.0% QoQ -32.4% YoY $ in millions, except allowance for credit losses in billions Allowance for Credit Losses by Loan Class, 4Q21   Amount ($B) Loans and Leases Outstanding (%) Commercial $1.8 1.7% Commercial Real Estate 1.1 2.9% Residential Mortgage 0.6 0.7% Credit Card 1.7 7.4% Other Retail 1.0 1.5% Total $6.2 2.0%

Earnings Summary

Net Interest Income Linked Quarter Net interest income decreased, primarily due to lower loan fees related to the SBA Paycheck Protection Program. The net interest margin decreased, primarily reflecting lower loan fees related to the SBA Paycheck Protection Program, as well as the impact of strong deposit flows and related investment and cash balances strategies. Year-over-Year Net interest income decreased, primarily due to lower loan spreads and mix of earning assets, partially offset by higher investment portfolio balances and the benefit of deposit and funding mix. The net interest margin decreased, primarily due to the mix of loans, lower loan spreads and higher investment portfolio balances, partially offset by the net benefit of funding composition. -1.5% linked quarter -1.6% year-over-year $ in millions Net interest income on a taxable-equivalent basis; see slide 24 for calculation

Noninterest Income -5.9% linked quarter -0.6% year-over-year Linked Quarter Mortgage banking revenue decreased, driven by lower production volume and related gain on sale margins and the slightly unfavorable net impact of the change in fair value of mortgage servicing rights, net of hedging activities. Payment services revenue decreased, as credit card revenue decreased due to lower interchange rate, net of higher volume and merchant processing services decreased primarily driven by lower rate and sales volume in sectors that continue to be negatively impacted by the pandemic. Year-over-Year Payment services revenue increased, due to growth in credit and debit card revenue driven by higher net interchange revenue related to sales volume as well as stronger fee activity. In addition, corporate payment products revenue increased primarily due to higher sales volume, and merchant processing services revenue increased driven by higher sales volume as well as higher merchant fees. Trust and Investment Management fees increased, driven by business growth, favorable market conditions and activity related to the acquisition of PFM Asset Management LLC. Mortgage income decreased, driven by lower production volume, given declining refinancing activity, and related gain on sale margins, partially offset by the favorable net impact of the change in fair value of mortgage servicing rights, net of hedging activities. $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges and treasury management All other = commercial products, investment products fees, securities gains (losses) and other

Payment Services Payment Fees as a % of Net Revenue 2019 4Q21 Merchant Acquiring Retail Payment Solutions Corporate Payment Solutions All Other Revenue Total payments revenue, which includes net interest income and fee revenue, accounted for 27% of FY19 net revenue and 27% of 4Q21 net revenue Merchant Acquiring Travel & Hospitality* 22% 22% Airline 15% 9% All Other 63% 69% CPS Travel & Entertainment 18% 10% All Other 82% 90% RPS** Travel*** (Credit & Debit) 7% 4% All Other 93% 96% % of Merchant Acquiring Volume 2019 4Q21 % of CPS Volume 2019 4Q21 % of RPS Volume 2019 4Q21 * Travel & Hospitality includes hotels, restaurants, entertainment and travel ** RPS includes credit, debit, and prepaid *** Travel includes airlines, auto rental, hotel/motel, other transportation, and travel agencies **** Monthly data ranging from January 2020 – December 2021 Merchant Sales Volume Growth**** 0% CPS Sales Volume Growth**** 0% RPS** Sales Volume Growth**** 0% Travel & Hospitality* All Other Total Airline Travel & Entertainment Total All Other Travel*** (Credit & Debit) All Other Total Volume Growth vs. 2019 Comparable Period Volumes in each of our payments businesses continue to rebound, despite late quarter softness from Omicron. In 4Q21, prepaid card related fee revenue was 12% of total credit and debit card fee revenue (compared to 11% in FY 19).

Noninterest Expense +3.0% linked quarter +5.0% year-over-year Linked Quarter Employee benefits expense increased, driven by higher medical claims expense. Professional services expense increased, primarily due to an increase in business investment and related initiatives. Other non-interest expense decreased, primarily due to lower accruals related to future delivery exposures for merchant and airline processing and other accruals, partially offset by seasonally higher amortization of tax-advantaged investments, which were scaled back in 2020 due to the pandemic. Year-over-Year Compensation expense increased, due to performance-based incentives, merit, hiring to support business growth and revenue-related compensation driven by business production. Employee benefits expense increased, driven by higher medical claims expense and higher payroll taxes. Other noninterest expense decreased, primarily due to higher COVID-19 related accruals in the fourth quarter of 2020, including recognizing liabilities related to future delivery exposures for merchant and airline processing and other accruals. $ in millions PPS = postage, printing and supplies

Capital Position * Ratios calculated in accordance with transitional regulatory requirements related to the current expected credit losses methodology ** Non-GAAP; see slide 26 for calculations

Appendix

Average Loans Linked Quarter Average total loans increased by $6.0 billion, or 2.0% Average commercial loans increased by $2.7 billion, or 2.6% Average residential mortgage loans increased by $1.8 billion, or 2.4% Average other retail loans increased by $1.2 billion, or 1.9% Year-over-Year Average total loans increased by $0.4 billion, or 0.1% Average other retail loans increased $4.1 billion, or 7.2% Average commercial loans decreased by $1.9 billion, or 1.8% Average commercial real estate loans decreased by $1.2 billion, or 3.1% Key Points Year-over-Year Growth 2.5% (1.2%) (7.5%) (4.6%) 0.1% Commercial CRE Res Mtg Other Retail Credit Card Average Loans ($bn)

Year-over-Year Growth 18.5% 17.5% 6.4% 6.4% 6.5% Time Money Market Checking and Savings Noninterest-bearing Average Deposits Key Points Average Deposits ($bn) Linked Quarter Average total deposits increased by $18.4 billion, or 4.3% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $19.1 billion, or 4.7% Year-over-Year Average total deposits increased by $27.4 billion, or 6.5% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $37.4 billion, or 9.6%

Credit Quality – Commercial Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q20 3Q21 4Q21 Average Loans$106,421 $101,832 $104,508 30-89 Delinquencies0.31% 0.16% 0.47% 90+ Delinquencies0.05% 0.04% 0.04% Nonperforming Loans0.36% 0.21% 0.16% Linked Quarter Growth, including PPP (7.9%) (4.1%) 0.9% (1.1%) 2.6% Average loans increased by a total of 2.6% on a linked quarter basis, excluding runoff of the Paycheck Protection Program (PPP) forgiveness average loan growth increased by 4.6% Net charge-offs ratio remained low at 0.02%, while 30-89 day delinquencies increased slightly during the quarter related largely to expiration of PPP loans and seasonality $106,421 $102,091 $102,974 $101,832 $104,508 Linked Quarter Growth, excluding PPP (8.0%) (3.7%) 0.7% 1.7% 4.6%

$mm4Q20 3Q21 4Q21 Average Loans$40,098 $38,921 $38,851 30-89 Delinquencies0.47% 0.08%0.20% 90+ Delinquencies0.01%0.05%0.03% Nonperforming Loans1.14% 0.76% 0.73% Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points Linked Quarter Growth (2.0%) (3.3%) (0.6%) 0.9% (0.2%) Average loans decreased by (0.2%) on a linked quarter basis Net recoveries during the quarter, performance continues to reflect the general economic recovery

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q203Q214Q21 Average Loans$76,809 $74,104 $75,858 30-89 Delinquencies0.32%0.20%0.15% 90+ Delinquencies0.18% 0.15% 0.24% Nonperforming Loans0.32%0.32%0.30% Linked Quarter Growth 1.3% (2.1%) (2.5%) 1.0% 2.4% Originations continued to be high credit quality (weighted average FICO of 770, weighted average LTV of 65%) Customers in payment relief continued to decline Charge-off performance continues to reflect overall portfolio credit quality and strength in housing values * Represents residential mortgage loan balances in forbearance; excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($0.8 billion or 10.0% of GNMA loans in 4Q21)

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm4Q203Q214Q21 Average Loans$21,937 $21,905$22,399 30-89 Delinquencies1.04% 0.83%0.86% 90+ Delinquencies0.88%0.66%0.73% Nonperforming Loans- %- %- % Linked Quarter Growth (0.5%) (3.6%) (0.1%) 3.7% 2.3% Linked quarter loan growth in 4Q21 driven by increase in consumer spending due to seasonality Net charge-off ratio remained low during the quarter due to the lingering effects of federal stimulus programs and changes in consumer behavior due to the pandemic

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Points Linked Quarter Growth Key Statistics Key Statistics $mm4Q203Q214Q21 Average Loans$57,043 $59,977$61,139 30-89 Delinquencies0.56%0.41%0.44% 90+ Delinquencies0.15%0.11%0.11% Nonperforming Loans0.27%0.26%0.24% Continued relative low net charge-offs are supported by strong portfolio credit quality and collateral values in housing and used autos Stable credit performance on a linked quarter basis including low net charge-offs, delinquencies, and nonperforming loan levels 0.5% (0.5%) 2.7% 2.9% 1.9%

Non-GAAP Financial Measures (4) – see slide 27 for corresponding notes

Non-GAAP Financial Measures (1) – see slide 27 for corresponding notes

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1), (2), (3) – see slide 27 for corresponding notes

Notes Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. Includes the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology net of deferred taxes. Includes the impact of the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.

U.S. Bancorp 4Q21 Earnings Conference Call January 19, 2022